PARAMETRIC EMERGING MARKETS FUND

PARAMETRIC GLOBAL SMALL-CAP FUND

PARAMETRIC INTERNATIONAL EQUITY FUND

Supplement to Prospectus dated June 1, 2013

The following replaces the first paragraph under “Sales Charges”:

Investor and Institutional Class shares are offered at net asset value per share. Class C shares (including those of International Equity Fund that converted to Investor class shares) are subject to a 1.00% CDSC if redeemed within one year of purchase. CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC. The sales commission payable to financial intermediaries in connection with the sale of Class C shares is described under “Distribution and Service Fees” below.

September 24, 2013	7594-9/13 PPASEMSIEPS